UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
MiNK Therapeutics, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

MiNK THERAPEUTICS, INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Date		January 17, 2025

Time		10:00 A.M., Eastern Time

Webcast		Live audio web conference at
Address		www.virtualshareholdermeeting.com/MINK2025SM

Proposals	1.	To approve an amendment to our Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of our issued and outstanding common stock at a ratio of 1-for-10.

	2.	To consider any other business as may properly come before the Special Meeting or any postponement or adjournment of the meeting.

Record Date		You are entitled to vote if you were a stockholder of record on December 16, 2024.

A list of stockholders entitled to vote will be open for examination by any stockholder for any purpose germane to the Special Meeting for ten days before the meeting during ordinary business hours at our principal offices at 149 Fifth Avenue, Suite 500, New York, NY 10010.
It is important that your shares be represented at the Special Meeting. Therefore, whether or not you plan to attend the meeting virtually, please complete your proxy and return it to us. If you attend the Special Meeting virtually and wish to vote at the meeting, your proxy will not be used. You may also vote your shares over the internet or by telephone. Instructions for internet or telephonic voting are printed on your proxy card.

By order of the Board of Directors,

Jennifer S. Buell,

Chief Executive Officer
December 20, 2024

i

MINK THERAPEUTICS, INC.
149 Fifth Avenue, Suite 500
New York, NY 10010
Telephone: (212) 994-8250

PROXY STATEMENT
For the Special Meeting of Stockholders
To be Held on January 17, 2025

General
The enclosed proxy is solicited by the Board of Directors (the “Board”) of MiNK Therapeutics, Inc. (the “Company,” “MiNK,” “we” or “us”), for use at the Special Meeting of the Company’s stockholders (the “Special Meeting”) to be held on January 17, 2025, at 10:00 A.M. Eastern Time and at any adjournments thereof. Whether or not you expect to attend the meeting, please vote your shares as promptly as possible to ensure that your vote is counted. The proxy materials will be furnished to stockholders on or about December 20, 2024.
Revocability of Proxy and Solicitation
Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the Special Meeting. Revocation may be made by voting over the internet (with only your latest internet vote counted), voting by telephone (with only your latest telephonic vote counted), attending the Special Meeting and voting the shares of stock, or by delivering a later-dated, properly executed proxy in accordance with the instructions below. Some of our directors, officers and employees may solicit proxies by telephone, e-mail, and in person.
Record Date
Stockholders of record at the close of business on December 16, 2024 (the “Record Date”) will be entitled to receive notice of, attend and vote at the Special Meeting.
Action to be Taken Under Proxy
Unless otherwise directed by the giver of the proxy, the persons named in the form of proxy, namely, Jennifer Buell, our Chief Executive Officer, Robert Foster, our Director of Legal and Business Affairs, and Christine Klaskin, our Principal Financial and Accounting Officer, or any one of them who acts, will vote:
•
FOR approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effect a reverse stock split of our issued and outstanding common stock at a ratio of 1-for-10 (Proposal No. 1—the “Proposal to Effect a Reverse Stock Split”).

Vote Required; Quorum; Broker Non-votes
As of the Record Date, there were 39,630,402 shares of common stock issued and outstanding, which constitutes all of the outstanding capital stock of the Company. Stockholders are entitled to one vote for each share of common stock held by them.
A majority of the outstanding shares, present in person by webcast or represented by proxy, will constitute a quorum at the Special Meeting. Shares that are present that vote to abstain or do not vote on one or more of the matters to be voted upon are counted as present for establishing a quorum.
It is important that you provide voting instructions to your bank, broker or other nominee if you wish to determine the voting of your shares. Brokers holding shares of record for customers generally are entitled to use their discretion to vote on certain matters if they do not receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a broker who has not received such instructions from its customers on a proposal. Under the rules of The Nasdaq Stock Market LLC and the New York Stock Exchange

that govern how brokers may vote uninstructed shares, which generally govern this issue regardless of the exchange on which the company is listed, brokers are permitted to exercise discretionary voting authority only on “routine” matters. A “broker non-vote” occurs when nominees, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial holders of such shares. We expect the Proposal to Effect a Reverse Stock Split to be considered a “routine” matter; therefore, if you do not provide voting instructions to your broker regarding this proposal, your broker will be permitted to exercise discretionary voting authority to vote your shares.
Assuming that a quorum is present, with respect to the Proposal to Effect a Reverse Stock Split, approval will require the affirmative vote of the majority of the votes cast at the Special Meeting. Abstentions and broker non-votes, if any, will not be counted as votes cast on the matter and will have no effect on the outcome of the vote. Banks, brokers and other nominees generally have discretionary authority to vote on the sole proposal; thus, we do not expect any broker non-votes.
Holders of common stock will not have any dissenters’ rights of appraisal in connection with any of the matters to be voted on at the Special Meeting.

GENERAL INFORMATION ABOUT THESE PROXY MATERIALS AND VOTING
Why am I receiving these materials?
We have sent you these proxy materials because the Board is soliciting your proxy to vote at the Special Meeting.
According to our records, you were a stockholder of the Company as of the end of business on December 16, 2024.
You are invited to attend the Special Meeting to vote on the proposals described in this proxy statement and at any postponements or adjournments of the Special Meeting. In addition to the mailing of these materials, our directors, officers and employees may solicit proxies by telephone, e-mail, and in person, without additional compensation. Upon request, we will also reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for distributing proxy materials to stockholders. You are invited to attend the Special Meeting and vote your shares. The Special Meeting will be a virtual meeting of stockholders, and will be held January 17, 2025 at 10:00 A.M. Eastern Time via live webcast. For instructions on how to access the live webcast and attend the virtual Special Meeting, see “How do I attend and vote shares at the virtual Special Meeting?” However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.
The Company intends to mail these proxy materials on or about December 20, 2024 to all stockholders of record on the Record Date entitled to vote at the Special Meeting.
What am I voting on?
The following matter is scheduled for a vote:
1.	To approve an amendment to the Certificate of Incorporation to effect a reverse stock split of our issued and outstanding common stock at a ratio of 1-for-10.
The Board is not currently aware of any other business that will be brought before the Special Meeting.
Who can vote at the Special Meeting?
Only stockholders at the close of business on the Record Date will be entitled to vote at the Special Meeting. On this Record Date, there were 39,630,402 shares of common stock outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If on the Record Date, your shares were registered directly in your name with MiNK’s transfer agent, Equiniti Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote in person by webcast at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting, we urge you to fill out and return the enclosed proxy.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If your shares are held for you in an account at a broker, bank, or other nominee, you are considered the beneficial owner of shares held in “street name.” You have the right to direct your broker, bank, or nominee how to vote your shares by using the voting instruction card included in the mailing, or by following their instructions for voting over the internet or by telephone.
How do I attend and vote shares at the virtual Special Meeting?
The Special Meeting will convene at 10:00 A.M. Eastern Time on January 17, 2025. In order to participate in the Special Meeting live via the internet, you will need the 16-digit control number included in your notice regarding the availability of proxy materials, your proxy card or on the instructions that accompanied your proxy materials. We encourage you to access the Special Meeting prior to the start time. Online check-in will start 15 minutes before the Special Meeting, and you should allow ample time for the check-in procedures. If your shares are held in a bank or brokerage account, instructions should also be provided on the voting instruction form provided by your bank or brokerage firm. If you lose your 16-digit control number, you may join the Special Meeting as a “Guest,” but you will not be able to vote, ask questions or access the list of stockholders as of the record date.
If you encounter any difficulties accessing the Special Meeting live audio webcast during the check-in or meeting time, please call the technical support number that will be posted on the Special Meeting log-in page.
Even if you plan to attend the live webcast of the Special Meeting, we encourage you to vote in advance by internet, telephone or mail so that your vote will be counted even if you later decide not to attend the virtual Special Meeting.
How can I submit a question for the Special Meeting?
By accessing www.virtualshareholdermeeting.com/MINK2025SM our stockholders will be able to submit questions in writing during the Special Meeting, vote, view the Special Meeting procedures, and obtain copies of proxy materials. Stockholders can submit questions in advance of the Special Meeting at www.proxyvote.com. Stockholders will need the 16-digit control number included in your notice regarding the availability of proxy materials, your proxy card or on the instructions that accompanied your proxy materials.
Can I view the proxy materials over the internet?
Yes. The Notice of Meeting, this Proxy Statement and accompanying proxy card are available at www.virtualshareholdermeeting.com/MINK2025SM.
How do I vote?
You may vote “For” or “Against” or abstain from voting. The procedures for voting are simple: If you are a stockholder of record, you may vote by proxy in any of the following ways:
•
By Internet—Go to the website of our tabulator, Broadridge, at http://www.proxyvote.com and follow the instructions. Your shares will be voted according to your instructions. If you do not specify how you want to vote your shares, your internet vote will not be completed and you will receive an error message.

•	By Telephone—Dial 1-800-690-6903 using any touch-tone telephone and follow the instructions. Your shares will be voted according to your instructions.
•
By Mail—Complete and sign the enclosed proxy card and mail it in the enclosed postage prepaid envelope to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The proxy card delivered by mail must be received on or prior to January 16, 2025. Your shares will be voted according to your instructions. If you do not specify how you want your shares voted, they will be voted as recommended by our Board.

•
At the Special Meeting. You may vote your shares at www.virtualshareholdermeeting.com/MINK2025SM during the Special Meeting. You will need the 16-digit control number that is on either the notice or the proxy card when voting. Additional instructions regarding voting will be provided on the Special Meeting website.

If you vote via the internet or by telephone, your vote must be received by 11:59 p.m., Eastern Time, on January 16, 2025 for shares held directly and by 11:59 p.m., Eastern Time, on January 14, 2025 for shares held in a company stock plan.
You may also vote during the Special Meeting via the internet at www.virtualshareholdermeeting.com/MINK2025SM. At this site, you will be able to vote electronically.
If your shares are held for you in an account by a broker, bank or other nominee, you are considered the beneficial owner of shares held in “street name.” You have the right to direct your broker, bank, or nominee how to vote your shares by using the voting instruction card included in the mailing, or by following their instructions for voting over the internet or by telephone.

How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date.
What is a quorum for purposes of conducting the Special Meeting?
The presence, via attendance at the virtual Special Meeting or by proxy, of the holders of a majority of the issued and outstanding shares of common stock entitled to vote at the Special Meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Special Meeting, the stockholders entitled to vote thereat, present in person via attendance at the virtual Special Meeting or by proxy, may adjourn the Special Meeting from time to time.
What if I return a proxy card but do not make specific choices?
If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “FOR” approval of the Proposal to Effect a Reverse Stock Split, and if any other matter is properly presented at the meeting, the persons named in the accompanying proxy card should vote, or otherwise act, in accordance with their judgment.
How does the Board recommend that I vote?
Our Board recommends that you vote your shares “FOR” the approval of the Proposal to Effect a Reverse Stock Split. Unless you provide other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board as set forth in this Proxy Statement.
Who is paying for this proxy solicitation?
We are soliciting this proxy on behalf of the Board and will pay all expenses associated therewith. Some of our officers and other employees may, but without compensation other than their regular, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or other electronic means.
We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of the capital stock and to obtain proxies.
If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:
MiNK Therapeutics, Inc.
149 Fifth Avenue
Suite 500
New York, NY
Attn: Robert Foster
Tel: 212-994-8250
What does it mean if I receive more than one set of proxy materials?
If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.
I share the same address with another MiNK stockholder. Why has our household only received one set of proxy materials?
Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in your household. We will promptly provide a separate copy of either document to you if you contact Investor Relations at MiNK Therapeutics, Inc., 149 Fifth Avenue, Suite 500, New York, NY 10010, or

telephone or e-mail Investor Relations at 212-994-8250 or investor@minktherapeutics.com . If you want to receive separate copies of proxy statements in the future or if you are receiving multiple copies and would like to receive only one printed copy for your household, you should contact your bank, broker or other nominee record holders, or you may contact us.
Can I change my vote after submitting my proxy?
Yes. You can revoke your proxy at any time before the final vote at the Special Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:
•	You may submit another properly executed proxy card with a later date;
•	You may authorize a proxy again by internet or telephone at a later time before the closing of those voting facilities; or
•	You may attend the Special Meeting and vote online. Simply attending the Special Meeting virtually will not, by itself, revoke your proxy.
If your shares are held by your broker, bank, or other nominee or agent, you should follow the instructions provided by your broker or bank.
How are votes counted?
Votes will be counted by the inspector of elections appointed for the Special Meeting, who will separately count “For” and “Against” votes, abstentions and broker non-votes. Abstentions and broker non-votes will not be counted as votes cast on the Proposal to Effect a Reverse Stock Split and will have no effect on the outcome of the vote. We expect the Proposal to Effect a Reverse Stock Split to be considered a “routine” matter, so banks, brokers and other nominees will have discretionary authority to vote on this proposal; thus, we do not expect any broker non-votes on this proposal.
How many votes are needed to approve each proposal?
The affirmative vote of the majority of the shares of common stock cast at the Special Meeting is required for approval.
Is my vote kept confidential?
Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy.
Your vote will not be disclosed either within the Company or to third parties, except:
•	as necessary to meet applicable legal requirements;
•	to allow for the tabulation and certification of votes; and
•	to facilitate a successful proxy solicitation.
How can I find out the results of the voting at the Special Meeting?
Preliminary voting results will be announced at the Special Meeting. Final voting results will be discussed in a Form 8-K filed after the Special Meeting.
Who can help answer my questions?
If you need assistance with voting or have questions regarding the Special Meeting, please contact:
MiNK Therapeutics, Inc.
149 Fifth Avenue
Suite 500
New York, NY
Attn: Robert Foster
Tel: 212-994-8250

OWNERSHIP OF OUR COMMON STOCK
Ownership By Management
On December 16, 2024, MiNK had 39,630,402 shares of common stock issued and outstanding. The table below shows certain information about the beneficial ownership of MiNK common stock, as of December 16, 2024, by:
•	each of our directors,
•	each of our named executive officers, and
•	all of our directors and executive officers as a group.
In accordance with U.S. Securities and Exchange Commission (“SEC”) rules, we have included in the column “Number of Issued Shares” all shares of common stock over which the person has sole or shared voting or investment power as of December 16, 2024, and we have included in the column “Number of Shares Issuable” all shares of common stock that the person has the right to acquire within 60 days after December 16, 2024 through the exercise of any stock options, or the vesting of restricted shares. All shares that a person has a right to acquire within 60 days of December 16, 2024 are deemed outstanding for the purpose of computing the percentage beneficially owned by the person, but are not deemed outstanding for the purpose of computing the percentage beneficially owned by any other person.
Unless otherwise indicated, each person has the sole power (or shares the power with a spouse) to invest and vote the shares of common stock listed opposite the person’s name. Where applicable, ownership is subject to community property laws. Our inclusion of shares in this table as beneficially owned is not an admission of beneficial ownership of those shares by the person listed in the table. Except as noted, the address of each stockholder is c/o MiNK Therapeutics, Inc., 149 Fifth Avenue, Suite 500, New York, NY 10010.

Name of beneficial owner	Number of Issued Shares	Number of Shares Issuable	Total	Percent of Class
Garo H. Armen, Ph.D.	1,728,010	1,786,310	3,514,320	8.5%
Jennifer S. Buell, Ph.D.	232,165	3,152,612	3,384,777	7.9%
Brian Corvese	426,283	589,601	1,015,884	2.5%
Ulf Wiinberg	422,481	321,704	744,185	1.9%
Peter Behner	133,634	209,466	343,100	*
Barbara Ryan	150,336	254,581	404,917	1.0%
Robert Kadlec	—	12,286	12,286	*
Christine M. Klaskin	57,905	—	57,905	*
All current directors and executive officers as a group (8 persons)	3,150,814	6,326,560	9,477,374	20.6%

*	Less than one percent
Ownership By Certain Beneficial Owners
This table shows certain information, based on filings with the SEC, about the beneficial ownership of our capital stock as of December 16, 2024 by each person known to us owning beneficially more than 5% of any class of our capital stock, except as set forth in the table above. Unless otherwise indicated in a footnote to this table, each person has the sole power to invest and vote the shares of common stock listed opposite the person’s name.

Name and Address of beneficial Owner	Title of Class	Number of Shares	Percent of Class
Agenus Inc.	Common	21,772,863(1)	54.9%
GKCC, LLC	Common	4,640,000(2)	11.7%

(1)
Based solely on information set forth on Form 4 filed with the SEC on October 16, 2023 by Agenus Inc. The principal business address of the beneficial owner is 3 Forbes Road, Lexington, Massachusetts 02421.

(2)
Based solely on information set forth on Schedule 13G filed with the SEC on May 14, 2024 by GKCC, LLC. The principal business address of the beneficial owner is 501 Silverside Road, Suite 87 AVA, Wilmington, DE 19809.

PROPOSAL 1—TO APPROVE AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO EFFECT A REVERSE STOCK SPLIT OF OUR ISSUED AND OUTSTANDING COMMON STOCK AT A RATIO OF 1-FOR-10
The Board recommends that you approve the amendment to Article Fourth of our Certificate of Incorporation to effect a reverse stock split of the Company’s issued and outstanding common stock at a ratio of 1-for-10.
As of December 16, 2024, there were:

Shares of common stock
Outstanding	39,630,402
Issuable upon exercise of options and vesting of RSUs outstanding under the 2021 Equity Incentive Plan	9,746,643
Reserved for future grants, awards and issuances under the 2021 Equity Incentive Plan	2,266,376
Reserved for future purchases under 2021 Employee Stock Purchase Plan	1,339,586
Outstanding on a fully diluted basis(1)	52,983,007

(1)	Assuming all shares reserved under our current equity compensation plans are granted and all shares reserved under our current employee stock purchase plan are purchased.
Purpose of the Amendment to our Certificate of Incorporation
The Board believes it is in the best interest of the Company to approve the amendment to our Certificate of Incorporation to effect a reverse stock split of the Company’s issued and outstanding common stock to give the Company greater flexibility in considering and planning for future potential business needs. The reverse stock split will result in additional authorized and unissued shares becoming available for general corporate purposes as the Board may determine from time to time, including for use under its equity compensation plans.
The Board also believes the amendment to our Certificate of Incorporation is necessary to ensure that we continue to satisfy the requirements for the continued listing of our common stock on the Nasdaq Capital Market (“Nasdaq”), which we believe helps support and maintain stock liquidity and Company recognition for our stockholders. Companies listed on Nasdaq, however, are subject to various rules and requirements imposed by Nasdaq which must be satisfied in order to continue having their stock listed on the exchange (these are called the Nasdaq’s continued listing standards). One of these standards is the “minimum bid price” requirement set forth in Marketplace Rule 5450(a)(1), which requires that the bid price of the stock of listed companies be at least $1.00 per share. A listed company risks being delisted and removed from Nasdaq if the closing bid price of its stock remains below $1.00 per share for an extended period of time.
The closing bid price of our common stock was below $1.00 per share for 30 consecutive trading days beginning from January 11, 2024. On February 26, 2024, we received a delisting determination letter from Nasdaq indicating that we were at risk of delisting for failure to remain in compliance with the minimum bid price standard set forth in Nasdaq rule 5450(a)(1). In accordance with Nasdaq rule 5810(c)(3)(A), we had 180 calendar days, or until August 26, 2024, to regain compliance with the minimum bid price requirement. To regain compliance with the minimum bid price requirement, the closing bid price per share of our common stock would have had to be $1.00 or higher for a minimum of ten consecutive trading sessions during this initial 180-day compliance period. However, this did not occur, and on August 27, 2024, we were notified by Nasdaq that we had not regained compliance with the minimum bid price requirement. We appealed the determination to a Nasdaq Hearings Panel, which heard our presentation at a hearing held on October 10, 2024. On October 21, 2024, we received a written decision from the Nasdaq Hearings Panel granting our request for continued listing on Nasdaq, subject to the conditions that, by February 10, 2025, we will have demonstrated compliance with the minimum bid price requirement by evidencing a closing price of $1.00 or more per share for a minimum of ten consecutive trading sessions.
We believe a reverse stock split will result in a higher price per share for outstanding shares of our common stock, and therefor will allow us to maintain compliance with Nasdaq’s continued listing requirements. A reverse stock split by a publicly traded company generally reduces the number of shares outstanding while leaving the market capitalization of the company the same, which should increase the price per share of the company’s stock. After a reverse stock split, the enterprise value of a company is spread over fewer shares and so the per share price of the stock should be higher. Even if a reverse stock split is effected, the expected benefits discussed above may not be realized or maintained. The market price of our common stock will continue to be based, in part, on our performance and other factors unrelated to the number of shares of common stock outstanding.
With the exception of the Company’s routine practice of granting stock options, restricted stock units, and other stock-based awards to employees and, in certain instances, its consultants, the Company has no current specific plan, commitment, arrangement, understanding, or agreement regarding the issuance of additional shares of Common Stock resulting from the increase in the number of unissued shares available for issuance under our Certificate of Incorporation after giving effect to the proposed reverse stock split. Unless required by applicable law or stock exchange rules, no further vote of the stockholders will be required to issue such shares.
Principal Effects of the Amendment to our Certificate of Incorporation
Effect Common Stock Capital Stock
The amendment to our Certificate of Incorporation will not change the number of authorized shares of common stock or the relative voting power of our stockholders. Because the number of authorized shares will not be reduced, the number of authorized but unissued shares of our common stock will materially increase and will be available for reissuance by the Company. The availability of additional authorized shares for issuance may have the effect of discouraging a merger, tender offer, proxy contest, or other attempt to obtain control of the Company. The reverse stock split, if effected, would affect all holders of our common stock uniformly. The amendment to our Certificate of Incorporation will not affect the par value of our common stock, which will remain at $0.00001.
Our common stock is currently registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and we are subject to the periodic reporting and other requirements of the Exchange Act. We do not intend for the reverse stock split to constitute, or be the first step in a series of plans or proposals for, a “going private” transaction pursuant to Rule 13e-3 under the Exchange Act, and we will continue to be subject to the periodic reporting and other requirements of the Exchange Act after giving effect to the reverse stock split. Following the reverse stock split, we expect our common stock will continue to be listed on the Nasdaq under the symbol “INKT,” although it will trade under a new CUSIP number.
Fractional Shares
No fractional shares of common stock will be issued as a result of the reverse stock split. Instead, any stockholder who would have been entitled to receive a fractional share as a result of the reverse stock split will receive a cash payment in lieu of such fractional shares equal to the fair market value of such fractional shares, as determined in good faith by the Board.
Effect on Stock Options, Restricted Stock Units, and Preferred Stock
As of December 16, 2024, we had 9,746,643 shares subject to stock options and unvested restricted stock units (including performance-based units) outstanding under our stock incentive plans. Under our 2021 Equity Incentive Plan (the “2021 EIP”), and 2021 Employee Stock Purchase Plan (the “ESPP”) (together with the 2021 EIP, the “Equity Plans”), an appropriate adjustment to the share pools and awards granted under the Equity Plans must occur in the event of a reverse stock split. Accordingly, if the reverse stock split is effected, the number of shares available for issuance under the Equity Plans, as well as any non-employee director limit are expected to be proportionately adjusted to reflect the reverse stock split. The number of shares subject to any outstanding award or to any outstanding option under the Equity Plans, and the exercise price, grant price or purchase price relating to any such award or option under the Equity Plans, are also expected to be proportionately adjusted to reflect the reverse stock split. In addition, pursuant to the authority provided under the Equity Plans, the Company is authorized to effect any other changes necessary, desirable or appropriate to give effect to the reverse stock split, including any applicable technical, conforming changes to the Equity Plans.
For illustrative purposes only, if a 1-for-10 reverse stock split is effected, the 2,266,376 shares that remain available for issuance under the 2021 EIP, as of December 16, 2024, are expected to be adjusted to 226,637 shares, subject to increase as awards outstanding under the 2021 EIP expire or are forfeited and revert to the share pool per the terms of the 2021 EIP. Further, for illustrative purposes only, if a 1-for-10 reverse stock split is effected, an outstanding stock option for 10,000 shares of common stock, exercisable at $0.75 per share, would be adjusted as a result of a 1-for-10 split ratio into an option exercisable for 1,000 shares of common stock at an exercise price of $7.50 per share. If a fractional share would result from any adjustment made to an outstanding award under the Equity Plans in connection with the reverse stock split, the fractional share will be disregarded and the number of shares underlying the outstanding award will be rounded down to the nearest whole share.
Procedures for Effecting the Reverse Stock Split
If the amendment to our Certificate of Incorporation is approved by the stockholders at the Special Meeting, the Certificate of Amendment will be filed with the Secretary of State of the State of Delaware to effect the amendment to our Certificate of Incorporation as soon as practicable after the Special Meeting. The form of the Certificate of Amendment that would be enacted if the amendment to our Certificate of Incorporation is adopted is set forth in Appendix A to this Proxy Statement.
If the amendment to our Certificate of Incorporation is approved by our stockholders and the reverse stock split is implemented, each holder of our common stock will own a reduced number of shares of our common stock. The reverse stock split will be realized simultaneously and uniformly for all holders of our common stock and will not affect any stockholder’s percentage ownership interest in our Company.
Stockholders of Record
Our stockholders of record hold their shares in certificated form, direct registration system (“DRS”) form, book-entry form or some combination of certificated, DRS and book-entry form. If the reverse stock split is implemented, all stockholders of record will receive a transmittal letter from our transfer agent, Equiniti Trust Company, LLC, who we expect to act as our exchange agent if the reverse stock split is implemented. The letter of transmittal will contain instructions on how to surrender your certificates, if any, representing your shares of our pre-split common stock to Equiniti Trust Company, LLC, as well as certain other necessary information. Any expenses incurred by us with respect to the exchange of shares held of record, including but not limited to expenses arising from the exchange of shares held in DRS and book-entry form, will be borne by the Company.
Beneficial Owners of Shares Held in Street Name
Upon the effectiveness of the reverse stock split, shares held by stockholders in “street name,” through a bank, broker or other nominee, will be treated in the same manner as registered stockholders whose shares are registered in their names. However, these banks, brokers or other nominees may have different procedures than those that apply to registered stockholders for reflecting the reverse stock split in their records and distributing cash received in lieu of fractional share interests to the beneficial owners of such shares. If a stockholder holds shares of our common stock with a bank, broker or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker or other nominee.
Discretionary Authority of the Board of Directors to Abandon Reverse Stock Split
The Board reserves the right to abandon the amendment to our Certificate of Incorporation without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of State of Delaware of the Certificate of Amendment to the Company’s Certificate of Incorporation, even if the proposed Amendment has been authorized by our stockholders at the Special Meeting.
Vote Required
Approval of an amendment to our Certificate of Incorporation to effect a reverse stock split requires the affirmative vote of the majority of the votes cast. Abstentions and broker non-votes will not be counted as votes cast on the matter and will have no effect on the outcome of the vote.
The Board of Directors recommends a vote “FOR” an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of our issued and outstanding common stock at a ratio of 1-for-10.

ADDITIONAL INFORMATION
Stockholder Proposals for 2025 Annual Meeting of Stockholders
Proposals to be included in the Company’s proxy statement. Under SEC rules, if a stockholder wants us to include a proposal in our proxy statement and form of proxy for presentation at our 2025 Annual Meeting of Stockholders, the proposal must comply with Rule 14a-8 under the Exchange Act and must also meet the advance notice requirements in our bylaws applicable to all stockholder proposals (as described in the following paragraphs).
Proposals to be brought before an annual meeting. Under our bylaws, a stockholder must follow certain procedures to nominate persons for election as directors or to introduce an item of business at an annual meeting of stockholders. Among other requirements, these procedures require any nomination or proposed item of business to be submitted in writing to our Chairman of the Board or Corporate Secretary at our principal executive offices. Assuming our 2025 Annual Meeting of Stockholders is not more than 30 days before or 30 days after June 12, 2025, if you wish to bring business before the 2025 Annual Meeting of Stockholders, you must have given us written notice by December 30, 2024.
However, if at least 60 days’ notice or prior public disclosure of the date of the 2025 Annual Meeting of Stockholders is given or made and the date of the 2025 Annual Meeting of Stockholders is not within 30 days before or after June 12, 2025, notice by the stockholder must be received by the Company 45 days prior to the date of the 2025 Annual Meeting of Stockholders. If less than 60 days’ notice or prior public disclosure of the date of the 2025 Annual Meeting of Stockholders is given or made and the date of the 2025 Annual Meeting of Stockholders is not within 30 days before or after June 12, 2025, notice by the stockholder must be received by the Company no later than 15 days after the date MiNK sends notice of the 2025 Annual Meeting of Stockholders. If a stockholder fails to provide timely notice of a proposal to be presented at the 2025 Annual Meeting of Stockholders, the proxies designated by the Board will have discretionary authority to vote on the proposal.
In addition, stockholders who intend to solicit proxies in support of director nominees other than the Board’s nominees must also provide written notice to our Chairman of the Board or Corporate Secretary that sets forth all the information required by Rule 14a-19 of the Exchange Act.
Householding of Meeting Materials
Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in your household. We will promptly provide a separate copy of either document to you if you contact Investor Relations at MiNK Therapeutics, Inc., 149 Fifth Avenue, Suite 500, New York, NY 10010, or telephone or e-mail Investor Relations at 212-994-8250 or investor@minktherapeutics.com. If you want to receive separate copies of the annual report and proxy statement in the future or if you are receiving multiple copies and would like to receive only one printed copy for your household, you should contact your bank, broker or other nominee record holders, or you may contact us.

OTHER BUSINESS
The Board knows of no business to be brought before the Special Meeting other than as set forth above. If other matters properly come before the stockholders at the meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their judgment.
By Order of the Board of Directors,

Jennifer Buell
Chief Executive Officer

New York, New York
December 20, 2024

APPENDIX A
CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
MINK THERAPEUTICS, INC., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:
1.
The name of the corporation is MiNK Therapeutics, Inc. (the “Corporation”). The Corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on July 5, 2017 (the “Certificate of Incorporation”). The Certificate of Incorporation was amended and restated on October 19, 2021 (the “Restated Certificate”). This Certificate of Amendment (the “Amendment”) amends certain provisions of the Restated Certificate, and has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

2.
The Board of Directors of the Corporation has duly adopted a resolution, pursuant to Section 242 of the General Corporation Law of the State of Delaware, setting forth the following amendment to the Restated Certificate, and declaring the Amendment to be advisable.

3.
This Amendment was duly adopted by the vote of the stockholders holding the requisite number of shares of outstanding stock of the Corporation entitled to vote thereon in accordance with the provisions of Sections 216 and 242 of the General Corporation Law of the State of Delaware.

4.	The Restated Certificate is hereby amended by adding the following provision to the end of Article Fourth:
As of 12:01 A.M. (Eastern Time) on January   , 2025 (the “Effective Time”), each issued and outstanding share of the Corporation’s Common Stock (including each share of treasury stock, collectively, the “Pre-Split Stock”) shall automatically and without any action on the part of the holder thereof be reclassified as and reduced to one tenth of a share of Common Stock (such reduction of shares designated as the “Reverse Stock Split”). The par value of the Corporation’s Common Stock following the Reverse Stock Split shall remain $0.00001 per share. Each holder of a certificate or certificates of Pre-Split Stock shall be entitled to receive, upon surrender of such certificates to the Corporation’s transfer agent for cancellation, a new certificate or certificates for a number of shares equal to such holder’s Pre-Split Stock divided by ten (10), with any fraction resulting from such division rounded down to the nearest whole number (in each case, such fraction, if any, being a “Fractional Share”). No Fractional Shares will be issued for Pre-Split Stock in connection with the Reverse Stock Split. Each holder of Pre-Split Stock at the Effective Time who would otherwise be entitled to a Fractional Share shall, in lieu thereof, receive a cash payment equal to x) the Fractional Share multiplied by y) the product of (i) the average of the high and low trading prices of the Common Stock as reported on The NASDAQ Capital Market or other principal market of the Common Stock, as applicable, during each of the ten (10) trading days immediately preceding the date of the Effective Time and (ii) ten (10).”
5.	This Amendment shall be effective as of January , 2025 in accordance with the provisions of Section 103(d) of the General Corporation Law of the State of Delaware.
6.	Except as set forth in this Amendment, the Restated Certificate remains in full force and effect.
[Signature Page to Follow]
A-1

IN WITNESS WHEREOF, the undersigned has duly executed this Amendment in the name of and on behalf of the Corporation on this     day of January, 2025.

MINK THERAPEUTICS, INC.

By:
Name:	Jennifer S. Buell
Title:	Chief Executive Officer

A-2

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on January 16, 2025 for shares held directly and by 11:59 P.M. ET on January 14, 2025 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/MINK2025SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on January 16, 2025 for shares held directly and by 11:59 P.M. ET on January 14, 2025 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V60126-S03578

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MINK THERAPEUTICS, INC.

The Board of Directors recommends you vote FOR the following proposal:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

V60127-S03578

MINK THERAPEUTICS, INC.
Special Meeting of Stockholders
January 17, 2025 at 10:00 AM
This proxy is solicited on behalf of the Board of Directors

The undersigned stockholder(s) of Mink Therapeutics, Inc. (the "Company") hereby appoint(s) Garo H. Armen, Ph.D. and Robert Foster, or either of them acting singly, the attorneys and proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all of the shares of capital stock of the Company that the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held on January 17, 2025, via live webcast at www.virtualshareholdermeeting.com/MINK2025SM, and all adjournments thereof, hereby revoking any proxy heretofore given with respect to such shares.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. PLEASE SIGN AND MAIL THIS PROXY TODAY.

Continued and to be signed on reverse side